UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms "we", "us", "our" and “OPI” refer to Office Properties Income Trust and its consolidated subsidiaries, unless the context indicates otherwise.

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes updated unaudited pro forma financial information for OPI for the year ended December 31, 2021 which gives effect to the acquisition of 1000 West Fulton Market Street in Chicago, IL as if this acquisition occurred on January 1, 2021. This unaudited pro forma consolidated statement of income is not necessarily indicative of our expected results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to our existing leases or leases we have entered into or may enter into after December 31, 2021, and other reasons. Actual future results are likely to be different from amounts presented in this unaudited pro forma consolidated statement of income and such differences may be significant.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information for OPI is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

Introduction to Unaudited Pro Forma Consolidated Financial Statement	F-1
Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2021	F-2
Notes to Unaudited Pro Forma Consolidated Financial Statement	F-3

(d)	Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Statement
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Dated: July 1, 2022

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